Exhibit # 10.20

                         Sample Note Conversion Addendum


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                         COMPETITIVE COMMUNICATIONS INC.
                            A California Corporation

                                   Addendum 1
                                To A Secured Note

The Secured Note ("Note") dated 8/11/98 for the amount of $10,000.00 between COMPETITIVE COMMUNICATIONS, INC., now a wholly owned subsidiary of COMPETITIVE COMPANIES, INC., a Nevada Corporation (hereinafter referred to as "Maker"), and _____________ (hereinafter referred to as "Holder") is hereby modified as follows.

Maker hereby offers and Holder hereby accepts to receive for full consideration and payment for the Note, common stock shares of COMPETITIVE COMPANIES, INC. at the price of $1.00 per share. This is in lieu of all other consideration specified in the Note including the 40% discount price off the opening price of the stock.

In such case that the opening price per share is less than $3.00, Maker will issue additional shares of common stock to Holder for the difference between the opening price per share (if less than $3.00) and $3.00. (As an example: If the current Note is $10,000.00. Maker will upon receipt of this signed Addendum immediately issue 10,000 shares to Holder. If the opening price is $2.00, Maker will issue Holder an additional 10,000 shares to bring the total value of shares (at $1.00 per share value) to $3.00 per share.)

It is further agreed that should COMPETITIVE COMPANIES, INC. fail to file its application with the SEC to become a publicly trading company prior to January 1, 1999, Holder, at Holder's sole discretion, may nullify this Addendum and revert to the original terms of the Note by notifying Maker in writing on or before January 31, 2000. Should there arise any discrepancy between the Note and this Addendum, this Addendum shall take precedence.

IN WITNESS WHEREOF, the Maker and Holder have executed this Addendum 1 to the aforementioned Secured Note on the date first written below.


HOLDER                                               MAKER
                                             COMPETITIVE COMPANIES, INC. &
__________________________________          COMPETITIVE COMMUNICATIONS INC.
(Name)

----------------------------------         ----------------------------------
(Signature)                                  (Signature)

__________________________________          David Kline
(Print Name)

__________________________________          Chairman & CEO
(Title)

----------------------------------
(Date)



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